EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Arrin Background, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
R. Willard, the Treasurer and CFO of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1) The Quarterly Report on Form 10-QSB of the Company for the three month period ended March 31, 2008 (the "Quarterly Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2008

                                      /s/ William R. Willard
                                      ------------------------------------------
                                      William R. Willard
                                      Principal Accounting and Financial Officer